UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

 (Date of earliest event reported):

August 14, 2012 (July 17, 2012)

                                COVER-ALL TECHNOLOGIES INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-09228	13-2698053
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

                                55 Lane Road, Fairfield, New Jersey 07004

(Address of Principal Executive Offices)

Registrant's telephone number, including area code

(973) 461-5200

                                                   N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.02.

Results of Operations and Financial Condition.

On August 14, 2012, Cover-All Technologies Inc. issued a press release announcing its financial results for the quarter ended June 30, 2012.  A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information furnished in this section of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 17, 2012, Cover-All Technologies Inc. (the “Company”) issued a promissory note (the “Note”), in the aggregate principal amount of $400,000, to John W. Roblin, the Company’s Chairman and Chief Executive Officer. The Note bears interest at a rate equal to 9% per annum and is repayable by the Company upon the earlier the Company receives a payment from a certain customer of the Company in the amount of $896,000 due October 31, 2012 or sooner.  The Company may prepay the Note in whole or in part at any time without premium or penalty.  All payments and prepayments will be first applied to interest and the balance to principal.

The description of the Note furnished pursuant to this Item is qualified in its entirety by reference to the full text of the Note, a copy of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

10.1

Promissory Note, dated July 17, 2012, by and between John W. Roblin, as lender, and the Company, as borrower.

99.1

Press Release, dated August 14, 2012.

[signature on following page]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COVER-ALL TECHNOLOGIES INC.

Date:  August 14, 2012

By:

   /s/ Ann F. Massey_____________________

     Ann F. Massey, Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
Exhibit 10.1	Promissory Note, dated July 17, 2012, by and between John W. Roblin, as lender, and the Company, as borrower.
Exhibit 99.1	Press Release, dated August 14, 2012.